                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement pursuant to Section 14(a) of
            The Securities Exchange Act of 1934 (Amendment No. _____)

         [X]  Filed by the Registrant
         [ ]  Filed by a party other than the Registrant

         Check the appropriate box:

         [ ]  Preliminary proxy statement
         [X]  Definitive proxy statement
         [ ]  Definitive additional materials
         [ ]  Soliciting material pursuant to Rule 14a-11C or Rule 14a-12

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  Steven F. Carman, Attorney for the Registrant
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

         [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(I)(1), or
              14a-6(I)(2).
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         _______________________________________________________________________

(2)      Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         _______________________________________________________________________

------------------------------
   Set forth the amount on which the filing fee is calculated and state how it was determined.

(4)      Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

         _______________________________________________________________________


(2)      Form, schedule, or registration statement number.

         _______________________________________________________________________

(3)      Filing party:

         _______________________________________________________________________

(4)      Date filed:

         _______________________________________________________________________

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                           OVERLAND PARK, KANSAS 66214




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 16, 1997




         Notice is hereby given that the Annual Meeting of the Stockholders of Airport Systems International, Inc. (the "Company"), will be held at The Doubletree Hotel at Corporate Woods, 10100 College Boulevard, Overland Park, Kansas on Tuesday, September 16, 1997, commencing at 2:00 p.m. Kansas City time, to consider and act upon the following matters and such other business as may properly come before the meeting or any adjournment thereof:


                  1. The election of two (2) Class I directors to serve for a term of three years expiring in 2000; and

                  2. The ratification of the Board of Directors' appointment of Ernst & Young as independent public accountants.


         Holders of record of the outstanding Common Stock of the Company at the close of business on July 25, 1997, are entitled to vote at the meeting or any adjournment thereof.


                                    By Order of the Board of Directors,


                                    THOMAS C. CARGIN
                                    Secretary


Overland Park, Kansas
August 2, 1997






         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN A PROXY OR VOTE BY BALLOT AT THE MEETING.

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             11300 WEST 89TH STREET
                           OVERLAND PARK, KANSAS 66214


                                 PROXY STATEMENT


                               GENERAL INFORMATION

SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is being solicited on behalf of the Board of Directors of Airport Systems International, Inc. (the "Company") for use at the Annual Meeting of the Stockholders to be held on September 16, 1997 (the "Meeting"), or at any adjournment thereof. Any proxy given does not affect the right to vote in person at the Meeting and may be revoked at any time before it is exercised by notifying Thomas C. Cargin, Secretary, by mail, telegram or facsimile, or by appearing at the Meeting in person and casting a ballot. This Proxy Statement and the proxy were first mailed to stockholders on or about August 2, 1997.

         All expenses of solicitation will be borne by the Company. In addition to solicitations by mail, regular employees and Directors of the Company may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.


VOTING PROCEDURES

         Shares represented by a properly signed proxy received pursuant to this solicitation will be voted in accordance with instructions thereon. If the proxy is properly signed and returned and no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by the proxy will be voted at the Meeting for the election, as directors of the Company, of the nominees hereinafter named and for the ratification of the appointment of Ernst & Young as independent public accountants of the Company. If any of the nominees should unexpectedly become unavailable for election for any reason, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected, and it is not anticipated that either of them will become unavailable for election.

         The proxy confers discretionary authority, with respect to the voting of the shares represented thereby, on any other business that may properly come before the Meeting. The Board of Directors is not aware that any such other business, other than as set forth in this Proxy Statement and except for matters incident to the conduct of the Meeting, is to be presented for action at the Meeting and does not itself intend to present any such other business; however, if any such other business does come before the Meeting, shares represented by proxies properly signed and returned pursuant to this solicitation will be voted as directed by the Board of Directors.

         The two nominees for Director receiving the greatest number of votes at the Meeting will be elected as Directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. The ratification of the appointment of independent public accountants requires the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter. For purposes of determining the outcome of the vote on this matter, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote, and will have the same effect as a vote against a proposal. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter and will have no effect on the outcome of the vote on the ratification of appointment of accountants.

         Only holders of Common Stock of the Company of record as of the close of business on July 25, 1997, are entitled to vote at the Meeting. At the close of business on that date, 2,230,500 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one (1) vote per share standing in their names on the record date. Shares cannot be voted at the Meeting unless the owner is present in person or represented by proxy.

                               SECURITY OWNERSHIP

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock at May 16, 1997, by
(i) the stockholders known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company who owns beneficially any Common Stock, (iii) each executive officer named in the "Summary Compensation Table," and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder listed below has sole voting and investment power with respect to the Common Stock indicated as beneficially owned by them.


                                                           Number of Shares                  Percent of
Name and Address                                         Beneficially Owned(1)                  Class
----------------                                         ---------------------               ----------
Gilder, Gagnon, Howe & Co. ...................................852,045(2)                         38.2
    1775 Broadway
    New York, NY 10019
FMR Corporation...............................................223,100(3)                         10.0
    82 Devonshire Street
    Boston, MA 02109-3614
Keith S. Cowan................................................141,643(4)                          6.0
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214
Thomas C. Blackburn...........................................107,865(5)                          4.8
    Kansas Venture Capital, Inc.
    6700 Antioch, Suite 460
    Overland Park, KS 66204
Robert D. Taylor...............................................39,300                             1.8
    Taylor Financial
    1313 North Webb Rd., Suite 260
    Wichita, KS 67206
Thomas C. Cargin...............................................46,645(6)                          2.1
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214
Michael M. Warner..............................................25,000(7)                          1.1
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214
John R. Wharton................................................42,995(8)                          1.9
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214
John C. Roos...................................................43,393(9)                          1.9
    Airport Systems International, Inc.
    11300 West 89th Street
    Overland Park, KS 66214
All directors and executive officers as a.....................461,841(11)                        18.5
group (8 persons)

------------------------
*        Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of Common Stock of the Company which an individual or a group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) According to a letter to the Company dated July 22, 1997, Gilder, Gagnon, Howe & Co., a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934, reported beneficial ownership as to 852,045 shares of Common Stock of the Company held as of December 31, 1996. The aforesaid letter also reported that as of December 31, 1996, 619,870 of such shares were held in customer accounts over which one or another of its partners or employees may have discretion to purchase or dispose of such securities, but over which Gilder, Gagnon, Howe & Co. does not have discretion, 223,150 of such shares were held in accounts owned by its partners and by its partners' families in accounts controlled by partners, 5,650 of such shares were held in the account of its firm profit sharing plan which is controlled by certain of its partners, and 3,375 of such shares were held in the name of various employees of Gilder, Gagnon, Howe & Co. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership as to all such shares.

(3) According to Schedule 13G sent to the Company, FMR Corporation, in its capacity as an investment advisor, reported beneficial ownership as to 223,100 shares of Common Stock of the Company held as of December 31, 1996, and reported that it had shared voting power with respect to 223,100 of such shares and shared dispositive power over 223,100 of such shares.

(4) Includes presently exercisable options to purchase 127,750 shares of Common Stock of the Company.

(5) These shares of Common Stock of the Company are owned by Kansas Venture Capital, Inc., of which Mr. Blackburn is the Vice President and as such may be deemed to be a beneficial owner of these shares. Mr. Blackburn disclaims such beneficial ownership.

(6) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(7) Includes presently exercisable options to purchase 25,000 shares of Common Stock of the Company.

(8) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(9) Includes presently exercisable options to purchase 31,500 shares of Common Stock of the Company.

(10) Includes presently exercisable options to purchase 262,250 shares of Common Stock of the Company held by executive officers and directors as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the Company's knowledge, based solely on review of copies of reports filed with the Securities and Exchange Commission and written representations that no other reports were required during 1996, all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10 percent of the Company's equity securities were compiled with on a timely basis.


STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Stockholder proposals to be considered for inclusion in the Proxy Statement and considered at the 1998 Annual Meeting of Stockholders must be received by the Company no later than April 10, 1998. Any such proposals should be directed to the Secretary of the Company at 11300 West 89th Street, Overland Park, Kansas 66214.

                            I. ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, with the term of office of each class ending in successive years. The terms of the Directors of Class I expire with this Meeting. Each of the two nominees for Class I, if elected, will serve three years until the 2000 Annual Meeting of Stockholders and until a successor has been elected and qualified. The current Directors of Classes II and III will continue in office until the 1998 and 1999 Annual Meetings, respectively.


                             NOMINEES FOR DIRECTORS

         The following information is given with respect to the nominees for election.

Class I - Nominees to Serve Three Years Until 2000 Annual Meeting

THOMAS C. BLACKBURN, age 37, has served as a Director of the Company since its organization in May 1991, and served as its Secretary until March 1993. Mr. Blackburn has served as a Vice President of Kansas Venture Capital, Inc. ("KVCI"), a licensed small business investment company, since November 1988. KVCI is a private SBIC organized to finance growth-oriented Kansas businesses. Mr. Blackburn has over thirteen years experience in the investment industry in a variety of capacities. He is a member of the Company's Stock Option Committee.

THOMAS C. CARGIN, age 42, has served as Vice President - Finance and Administration of the Company since December 1991, as its Secretary since March 1993, and as a Director of the Company since October 1993. Prior to joining the Company, Mr. Cargin was a partner in the accounting firm of Ifft & Barber since 1989 and prior to that was an employee of DYMON, Inc., a specialty chemical manufacturer located in Kansas City, Kansas, since 1983, last serving as Vice President of Finance and Chief Financial Officer. Mr. Cargin is a Certified Public Accountant with over nineteen years of public accounting and private industry accounting experience. He is also a licensed pilot holding an instrument rating.


               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

         The following information is given with respect to the Directors of Classes II and III, who will continue to serve as Directors of the Company until the 1998 and 1999 Annual Meetings of Stockholders, respectively.

Class II - Serving until 1998 Annual Meeting

MICHAEL J. MEYER, age 41, has served as a Director of the Company since its organization in May 1991, as its Chairman until March 7, 1995, and as its President through September 1991. Mr. Meyer is Co-Manager of Holden Capital Advisors, LLC, a private equity merchant banking firm engaged in financing growth-oriented private companies and acquisitions, which he co-founded in August 1996. Prior to that he was a Senior Vice President with George K. Baum & Company, an investment banking firm from February, 1995. For more than five years prior to that, Mr. Meyer was a Principal in the general partner of Allsop Venture Partners III L.P., a private equity fund. Mr. Meyer is also Chairman of the Board and a member of the Executive Committee of Kansas Venture Capital, Inc. He has over 15 years of experience in financing and managing growth companies and is a Certified Public Accountant. Mr. Meyer is a member of the Company's Audit Committee.

WALTER H. STOWELL, JR., age 60, has served as Chairman of the Board since March 7, 1995 and a Director of the Company since May 18, 1994. Mr. Stowell retired from Raytheon Company on April 1, 1994, after being an employee of Raytheon since 1960 in a variety of positions, last serving as a Senior Vice President and General Manager of the Equipment Division. Raytheon Company is a diversified, multi-industry, technology-based company, whose equipment division develops and builds military and commercial radars, air traffic control systems, satellite terminals, communications equipment, computers and missile fire control systems. He is a member of the Company's Compensation and Stock Option Committees.

Class III - Serving Until 1999 Annual Meeting

KEITH S. COWAN, age 43, has served as President and a Director of the Company since September 1991, and as Chief Executive Officer of the Company since August 1993. Prior to joining the Company, Mr. Cowan was an employee of the Teledyne Controls Division of Teledyne, Inc. for more than five years, last serving as Vice President, Airport and Instrumentation Products. Mr. Cowan has over twenty-three years of system engineering, project management, and corporate experience in the development, manufacturing, and sale of electronic systems.

ROBERT D. TAYLOR, age 50, has served as a Director of the Company since September 1994. Mr. Taylor is President of Taylor Financial, a consulting and investment firm and Chairman of Westchester Health Systems Group, an operator of assisted living facilities. Mr. Taylor also serves as a Director on the Boards of Commercial Federal Bank of Omaha, Nebraska, and Sirloin Stockade International, Inc. From 1991 to 1995, Mr. Taylor was Chairman and Chief Executive Officer of Railroad Financial Corporation. Mr. Taylor also serves as a Director of the Business School Advisory Board at the University of Kansas and is a Trustee of the Sedgwick County Zoo in Wichita, Kansas. Mr. Taylor serves on the Company's Compensation and Audit Committees.


COMMITTEES AND DIRECTOR MEETINGS

         The Board of Directors has established an Audit Committee, a Compensation Committee, and a Stock Option Committee. The entire Board of Directors acts as the nominating committee responsible for selecting candidates for election as Directors. Stockholders wishing to submit the name of a candidate for the Board of Directors should submit the recommendation, along with biographical information, to the Secretary of the Company. The Audit Committee's responsibilities include recommending to the Board of Directors the public accounting firm to be engaged to audit the Company and reviewing with the independent accountants the plan for, and results of, the auditing engagement and the Company's internal accounting controls. The Audit Committee, which held two formal meetings, is comprised of a majority of outside directors and its current members consist of Messrs. Taylor and Meyer. The Compensation Committee, which met once during the last fiscal year, is comprised of Messrs. Taylor and Stowell, and has been given the responsibility of setting and administering the policies which govern the annual compensation of the Company's executive officers, as well as the Company's benefit plans other than the Stock Option Plan. The Company's Stock Option Plan is administered by a committee of two independent directors who may not receive options under the Stock Option Plan. Messrs. Stowell and Blackburn currently comprise the Stock Option Committee, which held one meeting during the last fiscal year.

         The Board of Directors held 6 special and regularly scheduled meetings during the fiscal year ended April 30, 1997. During such fiscal year, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which the Director served during the last fiscal year.


DIRECTOR COMPENSATION

         Each Director who is not a salaried employee of the Company is paid a fee of $3,000 for each regularly scheduled Board meeting attended up to a maximum of $12,000 per year, plus $500 for each meeting of a committee of the Board attended. Effective March 1, 1997, the Board approved the payment of $1,000 for each special board meeting attended. No Director who is an employee of the Company will receive compensation for services rendered as a Director.


EXECUTIVE COMPENSATION

         The following table sets forth information concerning cash and non-cash compensation paid to or accrued for the benefit of each of the Company's Chief Executive Officer and certain other executive officers of the Company

("Named Executive Officers") for all services rendered in all capacities to the Company for the fiscal periods ended April 30, 1997, 1996 and 1995. No other current executive officer of the Company received compensation in excess of $100,000 for the last fiscal year.


                           SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                                                                 Compensation
                                                                                    Awards
                                                                                    Shares
                                              Annual Compensation                 Underlying
Name and                             ----------------------------------------       Options        All Other
Principal Position                   Year     Salary       Bonus        Other         (#)       Compensation(1)
------------------                   ----     ------       -----        -----    ------------   ---------------
Keith S. Cowan                       1997    $155,000    $ 57,000     $ 1,900(2)   $   ---          $1,538
   President and CEO                 1996     139,000         ---         831          ---           1,390
                                     1995     139,000         ---         809          ---           1,390

Thomas C. Cargin                     1997    $100,000     $27,000     $   ---      $   ---          $1,031
   Vice President - Administration,  1996      95,000         ---         ---          ---             520
   Secretary                         1995      95,000         ---         ---          ---             658

Michael M. Warner                    1997    $118,800     $   ---     $20,000(3)   $   ---          $1,181
   Vice President-                   1996     110,000         ---         ---          ---             254
   Business Development              1995      25,385         ---         ---       35,000             ---

John R. Wharton                      1997    $ 96,234     $25,557     $   ---      $   ---          $  962
   Vice President-Sales              1996      93,131      15,557         ---          ---             931
                                     1995      92,500         ---         ---          ---             676

John C. Roos                         1997    $103,692     $24,000     $   ---      $   ---          $1,035
   Vice President - Engineering      1996     100,000         ---         ---          ---             532
                                     1995     100,228         ---         ---          ---             308

-------------------------

(1) Consists of Company matching contributions made on behalf of Named Executive Officers under the Company's 401(k) Savings Plan.

(2) Consists of monthly dues paid on a Company-owned membership at a golf and country club of which Mr. Cowan presently is the Company's designated member.

(3) Consists of consideration paid to Mr. Warner for his efforts in securing orders for the Company in 1997 and execution of a Covenant Not To Compete Agreement.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth, for each of the Named Executive Officers in the Summary Compensation Table above, the fiscal year-end number and value of unexercised options. No options were exercised by the Named Executive Officers during the fiscal year ended April 30, 1997.

                                                                                            Value of Unexercised
                                                      Number of Unexercised                 In-the-Money Options
                                                     Options at April 30, 1997              at April 30, 1997(1)
                                                    ---------------------------         ----------------------------
                                                    Exercisable   Unexercisable         Exercisable    Unexercisable
                                                    -----------   -------------         -----------    -------------
Keith S. Cowan....................................... 127,750           ---               $671,613        $  ---
Thomas C. Cargin.....................................  31,500           ---                140,514           ---
Michael M. Warner....................................  25,000        10,000                  9,375         3,750
John R. Wharton......................................  31,500           ---                140,514           ---
John C. Roos.........................................  31,500           ---                140,514           ---

(1) The value of unexercised in-the-money options is the difference between the exercise price of the options and the fair market value of the Company's Common Stock at April 30, 1996 ($6.375 per share).



EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

         The Company entered into a written employment agreement effective June 22, 1993, with Keith S. Cowan. The agreement provides for Mr. Cowan to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended the minimum employment period in Mr. Cowan's employment agreement to November 30, 1998. All other on the same terms and conditions remained the same.

         As compensation for services rendered to the Company, the agreement provides for Mr. Cowan to receive (i) a base annual salary of $165,850 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         The Company also entered into a substantially similar written employment agreement effective October 11, 1993, with Thomas C. Cargin. The agreement provides for Mr. Cargin to be employed by the Company for a minimum period of three years following its effective date. The Company recently extended the minimum employment period in Mr. Cargin's employment agreement to November 30, 1998. All other terms and conditions remained the same.

         As compensation for services rendered to the Company, the agreement provides for Mr. Cargin to receive (i) a base salary of $105,000 which may be adjusted above such base amount from time to time by action of the Board of Directors, and (ii) a performance-based bonus, the amount of which is determined by reference to such criteria as may be established by the Board of Directors.

         Each of Mr. Cowan's and Mr. Cargin's employment may be terminated by the Company for cause (as defined in the agreements) or without cause. If Mr. Cowan's or Mr. Cargin's employment is terminated for cause or if either resigns, any unearned salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates Mr. Cowan or Mr. Cargin without cause, all compensation payments will continue through the remainder of the agreement term of the relevant agreement, or 12 months, whichever is greater. Pursuant to the agreements, Mr. Cowan and Mr. Cargin have agreed to refrain from (i) disclosing the Company's confidential information and (ii) for a one-year period following termination of employment engaging, directly or indirectly, in any ground-based navigation aids business which competes with the Company.

         On March 20, 1997, the Company entered into an agreement (the "Agreement") with Michael W. Warner. In consideration of Mr. Warner's efforts to procure a significant contract and Mr. Warner's covenant not to compete against the Company for a period of two years after his resignation or termination, the Company paid Mr. Warner a cash payment of $20,000 and extended a loan of $80,000 to Mr. Warner in the form of a promissory note (the "Promissory Note"). The Promissory Note is to be paid in full on or before March 20, 2001 and carries interest at an annual percentage rate of 6.375%. In exchange for Mr. Warner's continued employment, the Company agreed to forgive the Promissory Note in equivalent one-fourth amounts over each of the next four years ($20,000 per year). As set forth in the Promissory Note and the Agreement, the Company also agreed to forgive the Promissory Note entirely in the event of Mr. Warner's death or if Mr. Warner is terminated without cause following a change in control of the Company.


               II. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has appointed Ernst & Young as independent public accountants to audit and certify the Company's financial statements for the fiscal year ending April 30, 1998, subject to ratification and approval by the stockholders at the Meeting.

         Ernst & Young has examined the financial statements of the Company since its organization in 1991. Representatives of Ernst & Young are expected to be present at the Meeting, will be given the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the shares present and entitled to vote at the Meeting is required for the approval of this proposal to ratify the appointment. If the stockholders do not ratify the appointment of Ernst & Young, the selection of independent public accountants will be reconsidered by the Board of Directors.

         The Board of Directors recommends that the stockholders vote FOR the approval of the appointment.


                                        By Order of the Board of Directors,


                                        THOMAS C. CARGIN
                                        Secretary

                                                                     Appendix A

PROXY               AIRPORT SYSTEMS INTERNATIONAL, INC.
               11300 WEST 89TH STREET, OVERLAND PARK, KS 66214
         THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
           THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 16, 1997
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

The undersigned hereby appoints Keith S. Cowan and Thomas C. Cargin, and each of them, or their designees, each with full power of substitution, as lawful proxies to represent and vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of the stockholders of the Company to be held on Tuesday, September 16, 1997, commencing at 2:00 p.m. Kansas City time on that day, and at any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following matters and, in their discretion upon any other matters which may properly come before the meeting:

1. Election of two(2) Class I directors to serve for a term of three years ending in 2000. The nominees are: Thomas C. Blackburn and Thomas C. Cargin.


   [ ] FOR all nominees listed.  [ ] WITHHOLD AUTHORITY to vote for all nominees listed.  [ ] FOR all nominees EXCEPT nominee written in space below.

                      ---------------------------------------

2. Ratification of the appointment of Ernst & Young as independent accountants.

                [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

                 (continued, and to be signed on reverse side)




THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

   Either of said proxies present and acting at said meeting or any adjournment or adjournments thereof shall have and may exercise all of the powers of all of said proxies. The undersigned hereby ratifies and confirms all that said proxies, or either of them or their substitutes, may lawfully do or cause to be done by virtue hereof, and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.


                                     Dated ______________________________, 1997

                                     __________________________________________

                                     __________________________________________
                                     Please insert date of signing. Sign exactly as name appears at left. If signing as attorney, administrator, executor, trustee, or guardian, give full title as such.